GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6, Class T and Class P Shares of the

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated June 21, 2018 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”), each dated April 30, 2018, as supplemented to date

Effective immediately, Edward J. Tostanoski III will no longer serve as a portfolio manager for the Portfolios. Raymond Chan, Managing Director, and Christopher Lvoff, Managing Director, will continue to serve as portfolio managers for the Portfolios.

Accordingly, all references to Mr. Tostanoski in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

FFCONFIDSTK 06-18